UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 20, 2013

WESTMOUNTAIN GOLD, INC.
 (Exact Name of Small Business Issuer as specified in its charter)

Colorado	000- 53028	26-1315498
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 2186 S. Holly St., Suite 104, Denver, CO 80222
 (Address of principal executive offices including zip code)

(303) 800-0678
 (Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 20, 2013, the Company entered into a Loan Agreement with three accredited investors for an aggregate loan of $600,000 (the “Bridge Loan”). Repayment of the Bridge Loan is due September 15, 2013 by repayment in cash or tendering a total of 600 ounces of gold (provided the price of gold is at least $1,500 per ounce as of the repayment date; if not, additional ounces of gold may be due under the Agreement).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: WestMountain Gold, Inc.

March 20, 2013	By:	/s/ Gregory Schifrin
Gregory Schifrin
Chief Executive Officer

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